Exhibit 99.1

7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981-1185 FAX (720) 981-1186	Trading Symbol: VGZ Toronto and American Stock Exchanges

______________________________________ NEWS__________________________________

Vista Gold Corp. Announces Rescheduling of Court Hearing to Approve Arrangement

Denver, Colorado November 20, 2006 — Vista Gold Corp. (TSX & AMEX:  VGZ) announced today its application to the Supreme Court of the Yukon Territory to approve the proposed arrangement which, if completed, will result in Vista transferring its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp., which will concurrently acquire the Nevada mineral assets of Carl and Janet Pescio, has been rescheduled from today to Wednesday November 29, 2006.

Completion of the arrangement remains subject to a number of conditions, including approval of the Supreme Court of the Yukon Territory.  Vista currently expects the transaction to close in December 2006.  Vista will provide further updates on the expected timing of the proposed arrangement in the near future.

Vista Gold Corp., based in Littleton, Colorado, evaluates and acquires gold projects with defined gold resources. Additional exploration and technical studies are undertaken to maximize the value of the projects for eventual development. The Company’s holdings include the Maverick Springs, Mountain View, Hasbrouck, Three Hills, Wildcat projects, the F.W. Lewis, Inc. properties and the Hycroft mine, all in Nevada, the Long Valley project in California, the Yellow Pine project in Idaho, the Paredones Amarillos and Guadalupe de los Reyes projects in Mexico, the Mt. Todd project in Australia, the Amayapampa project in Bolivia and the Awak Mas project in Indonesia.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista’s or Allied Nevada’s businesses, operations, plans and other such matters are forward-looking statements.  When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  The statements made in this press release about the anticipated impact the contemplated transaction described herein may have on the operations of Vista or Allied Nevada, as well as the benefits expected to result from the contemplated transaction, are forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Allied Nevada, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks that Vista’s or Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s or Allied Nevada’s operations of environmental regulations in the countries in which they operate; risks due to legal proceedings; uncertainty of being able to raise capital on favorable terms or at all; and risks that may affect Vista’s ability to complete the contemplated transaction described herein including risks that Vista may be unable to obtain required securityholder, court of third party approvals; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Greg Marlier at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com